UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: July 1, 2019

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA     94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 1, 2019, NovaBay Pharmaceuticals, Inc. (the “Company”) announced that it was notified on June 27, 2019 by NYSE American LLC (“NYSE American”) that the Company’s plan to regain compliance with the NYSE American’s continued listing standards had been accepted. A copy of the Company’s press release containing this announcement is filed as Exhibit 99.1 and is incorporated herein by reference.

As previously reported in Item 3.01 of the Company’s Current Report on Form 8-K filed on April 15, 2019, the Company was previously notified by NYSE American on April 12, 2019 that it was not in compliance with the continued listing stockholders’ equity standards set forth in Section 1003(a)(iii) of the NYSE American Company Guide (requiring stockholders’ equity of $6.0 million or more if a company has reported net losses in its five most recent fiscal years) and was further notified on May 16, 2019 that it was not in compliance with Sections 1003(a)(i) and 1003(a)(ii) of the guide (requiring stockholders’ equity of $2.0 million or more and $4.0 million or more, respectively, if a company has reported net losses in three of the four most recent fiscal years), as reported in Item 3.01 of the Company’s Current Report on Form 8-K filed on May 21, 2019.

The Company submitted its plan to regain compliance on May 11, 2019 and such plan has been accepted by NYSE American. The Company has been granted until October 12, 2020 to implement its plan and regain compliance. If the Company is not in compliance with the continued listing standards by October 12, 2020 or if it does not make progress consistent with the plan during the plan period, the NYSE American staff may initiate delisting proceedings as appropriate. The Company seeks to regain compliance with the NYSE American continued listing standards by such date; however, there is no assurance the Company will be able to accomplish this.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
President & Chief Executive Officer and General Counsel

Dated: July 1, 2019